CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Wyeth (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on August 8, 2002 (the "Report"), I, Robert Essner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated: August 8, 2002
                                  /s/ Robert Essner
                                  Robert Essner
                                  President and Chief Executive Officer